U.S. SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: February 1, 2006


                              URANIUM ENERGY CORP.
               --------------------------------------------------
        (Exact Name of Small Business Issuer as Specified in its Charter)


                                     NEVADA
                    ----------------------------------------
              (State or other Jurisdiction as Specified in Charter)


               333-127185                         98-0399476
         -----------------------      ------------------------------------
        (Commission file number)      (I.R.S. Employer Identification No.)


                                  Austin Centre
                           701 Brazos, Suite 500 PMB#
                               Austin, Texas 78701
                         -------------------------------
                    (Address of Principal Executive Offices)


                                  512.721.1022
                              --------------------
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
    (17  CFR  240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.03.  AMENDMENT TO ARTICLES OF INCORPORATION  OR BYLAWS;  CHANGE IN FISCAL
YEAR

Effective February 1, 2006, Uranium Energy Corp., a Nevada corporation (the "Company"), filed an amendment to its articles of incorporation with the Nevada Secretary of State. The amendment revised Section 3 of the articles of incorporation increasing the authorized capital stock from 75,000,000 shares of common stock at $0.01 par value to 750,000,000 shares of common stock par value $0.001.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     3.01 Amendment to the Articles of Incorporation of Uranium Energy Corp.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          Uranium Energy Corp.


Date:  February 1, 2006                   By:/s/ AMIR ADNANI
                                          -------------------------------------
                                          Amir Adnani
                                          President and Chief Executive Officer